UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – APRIL 14, 2014

BLVD HOLDINGS, INC.

 (Exact Name of Registrant as Specified in its Charter)

NEVADA	001-35802	45-5512933
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

3565 King Rd., King City, Ontario, Canada L7B 1M3
(Address of principal executive offices)

(905) 833-9845
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Such statements may include, but are not limited to, information related to: anticipated operating results; our product offerings; relationships with suppliers; consumer demand; financial resources and condition; revenues; profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; product and commercial liability; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and file or furnish as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

As used in this Report, the terms “we”, “us”, “our”, the “Registrant”, the “Company” and “BLVD” refer to BLVD Holdings, Inc.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Purchase Agreement

On April 14, 2014, BLVD Holdings, Inc. (“BLVD” or the “Company”) entered into a share purchase agreement (the “Purchase Agreement”) with Vertility Oil & Gas Corporation (“Vertility Oil & Gas”), a corporation incorporated under the laws of the Province of Ontario, and Rabea Allos to purchase one hundred percent (100%) of the outstanding shares of the common stock of Vertility Oil & Gas.

The Purchase Agreement provides that BLVD will acquire one hundred percent (100%) of the outstanding common stock of Vertility Oil & Gas in consideration for the Company issuing a total of seven million two hundred thousand (7,200,000) shares of the Company’s common stock to the beneficial shareholders of Vertility Oil & Gas.

The Purchase Agreement also provides that the Company shall enter into employment agreements with Rabea Allos and Michael Grieco pursuant to terms deemed reasonable in the industry, including the usual car allowances, benefits, non-competition and non-solicitation provisions. It is the intent of the parties to the Purchase Agreement that Rabea Allos shall continue to serve as the President of Vertility Oil & Gas and Michael Grieco shall continue to serve as the Vice President of Vertility Oil & Gas.

Worldwide Rx100 License Agreement

On April 16, 2014, BLVD entered into a master license agreement (the “License Agreement”) with Rx100 Inc. (“Rx100”), a corporation incorporated under the laws of the Province of Ontario, and Donald Meade, President of Rx100. The License Agreement provides that BLVD will acquire an exclusive perpetual worldwide license to produce, market and sell the mold remediation products and patented formulas owned by Rx100 in consideration for the Company issuing one million one hundred thousand (1,100,000) shares of the Company’s common stock to Donald Meade.  Such shares shall be held in escrow for six (6) months as security for the covenants made by Rx 100 Inc. and Donald Meade pursuant to the License Agreement.

The License Agreement further provides that the Company shall enter into an employment agreement with Donald Meade pursuant to terms deemed reasonable in the industry, including the usual car allowances, benefits, non-competition and non-solicitation provisions.  Mr. Meade’s starting salary thereunder shall be CAD $120,000.  In addition, the License Agreement provides that Mr. Meade will be entitled to a perpetual seven percent (7%) gross royalty on all Rx100 product sales going forward.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Vertility Oil & Gas

On April 14, 2014, the Company completed the acquisition of Vertility Oil & Gas, pursuant to the terms and conditions of the Purchase Agreement, as described in Item 1.01 above and incorporated into this Item 2.01 herein by reference thereto.  Vertility Oil & Gas is a start-up business whose current business plan is to secure contracts in the Middle East oil and gas industry with a specific focus on opportunities in Iraq.  Vertility Oil & Gas intends to provide services including procuring equipment, products and services and engaging in projects in the upstream, midstream and downstream sectors. Vertiltiy is bidding on projects with respect to oil well services, pipeline, power generation and distribution, water and wastewater, petrochemical, refining, and equipment process technology industries. Vertility Oil & Gas is also in advanced negotiations with a number of different companies in the Middle East to bid on contracts by way of a partnership or joint venture. Vertility Oil & Gas has not secured any contracts to date.

ITEM 3.02:	UNREGISTERED SALES OF EQUITY SECURITIES.

On April 14, 2014, the Company entered into the Purchase Agreement, pursuant to which the Company has agreed to issue seven million two hundred thousand (7,200,000) shares of the Company’s common stock to the beneficial shareholders of Vertility Oil & Gas, as described in Item 1.01 above, which disclosure is incorporated into this Item 3.02 by reference thereto.

On April 16, 2014, the Company entered into the License Agreement, pursuant to which the Company has agreed to issue one million one hundred thousand (1,100,000) shares of the Company’s common stock to Donald Meade, as described in Item 1.01 above, which disclosure is incorporated into this Item 3.02 by reference thereto.

ITEM 8.01

OTHER EVENTS

On April 14, 2014, the Company issued a press release announcing that the Company acquired Vertility Oil & Gas Corporation. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On April 16, 2014, the Company issued a press release announcing that the Company acquired worldwide licencing rights of Rx100 Remedy and related Rx100 Products. A copy of such press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

The Company will file the financial statements of the newly acquired business by amendment to this Report within 71 calendar days after the date this Report is due, as permitted by Instruction (a)(4) to Item 9.01 of Form 8-K.

(b)

Pro Forma Financial Information.

The Company will file pro forma financial information regarding the newly acquired business by amendment to this Report within 71 calendar days after the date this Report is due, as permitted by Instruction (a)(4) to Item 9.01 of Form 8-K.

(c)

Exhibit List

Exhibit

Description

99.1	BLVD Holdings, Inc. press release, dated April 14, 2014

99.2	BLVD Holdings, Inc. press release dated April 16, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLVD HOLDINGS, INC.

Dated: April 25, 2014	By:	/s/ John G. Simmonds
Name: John G. Simmonds
Title: President and Chief Executive Officer